Exhibit 10.30

AMENDMENT NO. 2 TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT
BETWEEN MIAMI INTERNATIONAL HOLDINGS, INC.
AND BARBARA J. COMLY

THIS AMENDMENT NO. 2 (“Amendment”) is entered into, effective as of July 1, 2024, by and between MIAMI INTERNATIONAL HOLDINGS, INC., a Delaware corporation with a principal place of business at 7 Roszel Road, Suite 1A, Princeton, NJ 08540 (“MIH” or the “Company”), and BARBARA J. COMLY (“Executive”).

RECITALS:

WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement dated as of January 1, 2022 as amended by Amendment No.1 thereto dated as of August 4, 2023 (as so amended, the “Agreement”);

WHEREAS, the Company and Executive desire to amend the Agreement as set forth herein; and

WHEREAS, the Company and Executive desire that Executive continue to be employed by the Company as its Executive Vice President, General Counsel and Corporate Secretary pursuant to the terms of the Agreement as amended by this Amendment No. 2.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            The Company and Executive confirm that the Agreement is in full force and effect and shall remain in full force and effect except as specifically modified by this Amendment as set forth herein.

2.            Subsection (a) of Section 5 of the Agreement entitled “Compensation” shall be amended to read in its entirety as follows effective as of and from April 1, 2024:

(a) The Company shall pay Executive a base annual salary of $1,550,000 (“Base Salary”) during the remaining Term of this Agreement in installments in accordance with the Company’s standard payroll practices for salaried employees (but no less frequently than twice a month).

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 as of the date first written above.

MIAMI INTERNATIONAL HOLDINGS, INC.

By:	/s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer

EXECUTIVE

/s/ Barbara J. Comly
Barbara J. Comly
Executive Vice President, General Counsel and Corporate Secretary